Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of the The Charles Schwab Corporation (the Company) on Form 10-K for the year ended December 31, 2002 (the Report), I, Charles R. Schwab, Chairman of the Board and Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.



/s/ Charles R. Schwab                                   Date: March 21, 2003
--------------------------                              ---------------------
Charles R. Schwab
Chairman of the Board and
Co-Chief Executive Officer






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